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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2002


                             Commission file number:
                                    000-15760
                                   ----------



                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)




         NEW YORK                                               16-0470200
------------------------------                              -------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


                       One Hardinge Drive Elmira, NY 14902
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (607) 734-2281
               (Registrant's telephone number including area code)





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ITEM 5.  OTHER EVENTS


            On November 20, 2002, Hardinge Inc. issued a press release announcing that the Company's Board of Directors elected J. Patrick Ervin as Chairman of the Board effective January 1, 2003. The Board also announced the appointment of Douglas G. Rich as Vice President - General Manager - U. S. Machine Operations. The Company's Board also declared a cash dividend of $0.01 per share to shareholders of record November 29, 2002 , payable December 10, 2002.

            A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

         99    Press Release issued by registrant on  November  20, 2002.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  HARDINGE INC.





November 22, 2002                         By: /s/ RICHARD L. SIMONS
-------------------                           ---------------------
Date                                          Richard L. Simons
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)



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